UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2023 (February 14, 2023)

HELIX ENERGY SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3505 West Sam Houston Parkway North
Suite 400
Houston, Texas		77043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 281-618-0400

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 14, 2023, the Compensation Committee (the “Committee”) of the Board of Directors of Helix Energy Solutions Group, Inc. (the “Company”) determined and approved the 2023 Short Term Incentive Program (the “2023 STI Program”) for 2023 annual bonuses for each of the Company’s named executive officers (payable in 2024), including the target and maximum bonuses that can be earned by each named executive officer. The target bonus for each named executive officer for the 2023 STI Program is set as a percentage of base salary, as were the targets for the 2022 Short Term Incentive Program (the “2022 STI Program”). The target bonus percentages for each named executive officer remain the same for the 2023 STI Program as they were for the 2022 STI Program. The 2023 STI program increases the maximum bonus level to 190% of the target bonus from 133% of the target bonus for the 2022 STI Program. The 2023 STI Program also adds new environmental, social and governance (“ESG”) key performance indicators in addition to the existing financial metric to establish each named executive officer’s target bonus.

Other information related to the total compensation for the Company’s named executive officers will be disclosed in the Company’s 2023 Proxy Statement as required by the rules related to proxy statements and the disclosure of executive compensation.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2023
HELIX ENERGY SOLUTIONS GROUP, INC.

	By:	/s/ Kenneth E. Neikirk
Kenneth E. Neikirk
Executive Vice President, General Counsel and Corporate Secretary